Exhibit 10.4

The Supplemental Agreement of the Business Cooperation Agreement

Zhejiang Mengxiang Consulting Services Co., Ltd.

And

Liandu Foreign Languages School

the Kindergarten of Liandu Foreign Languages School

Zhejiang Lishui Mengxiang Education Development Co., Ltd.

And

Ye Fen

Ye Fang

Ye Hong

November 29, 2018

This Supplemental Agreement of the Business Cooperation Agreement (hereinafter referred to as “this Supplemental Agreement”) was signed by the following parties on November 29, 2018:

Party A: Zhejiang Mengxiang Consulting Services Co., Ltd., a wholly foreign-owned enterprise legally incorporated and existing under the laws of PRC; Unified Social Credit Code: XXXXXX; Address: Building 20, No. 99, Xianglong Street, Shuige Industrial Zone (Lijing Ethnic Industrial Zone), Liandu District, Lishui City, Zhejiang Province (hereinafter referred to as the “WFOE”.)

Party B: Zhejiang Lishui Mengxiang Education Development Co., Ltd., Liandu Foreign Languages School, and the Kindergarten of Liandu Foreign Languages School.

Party C: Ye Fen, PRC resident; ID card number: XXXXXX; Address: XXXXXX, Wanxiang Street, Liandu District, Lishui City, Zhejiang Province.

Party D: Ye Fang, PRC resident; ID card number: XXXXXX; Address: XXXXXX, Wanxiang Street, Liandu District, Lishui City, Zhejiang Province.

Party E: Ye Hong, PRC resident; ID card number: XXXXXX; Address: XXXXXX, Liandu District, Lishui City, Zhejiang Province.

(The above Party C to E are collectively referred to as “Lishui Mengxiang’s Shareholders”)

In this Supplemental Agreement, WFOE, Zhejiang Lishui Mengxiang Education Development Co., Ltd., Liandu Foreign Languages School, the Kindergarten of Liandu Foreign Languages School and Lishui Mengxiang’s Shareholders are collectively referred to as “Parties”, and each a “Party”.

Considering the Kindergarten of Liandu Foreign Languages School is no longer listed in the domestic affiliates of the proposed listing, the Parties agree as follows through negotiation:

1. The Parties unanimously agree that, from the date hereof, the Kindergarten of Liandu Foreign Languages School shall cease to be a party to the Business Cooperation Agreement (the “Original Business Cooperation Agreement”) executed by the Parties on October 13, 2018; and the Original Business Cooperation Agreement should not be legally binding to the Kindergarten of Liandu Foreign Languages School.

(1) The definition of the “Domestic Affiliates” listed in the Article I of the Original Business Cooperation Agreement is revised as follow: “Domestic Affiliates” means Zhejiang Lishui Mengxiang Education Development Co., Ltd. and the schools of the restricted and prohibited class held by Zhejiang Lishui Mengxiang Education Development Co., Ltd., including Liandu Foreign Languages School.

(2) The Article III. 26 of the Original Business Cooperation Agreement is revised as follow: Lishui Mengxiang agrees that its rights and obligations under the Contractual Agreements are an indivisible ancillary part of the sponsor’s equity interest held by it in its Liandu Foreign Languages School, unless otherwise directed by WFOE, the obtaining and/or exercise of such sponsor’s equity interest by any means (including but not limited to transfer, merger, division, bankruptcy management, dissolution, liquidation, property escrow, agency) by any person is deemed as the recognition and acceptance of the corresponding rights and obligations under the Contractual Agreements, as if such person has signed the Contractual Agreements. If such person brings up any disapproval, objections or other reservations to the corresponding rights and obligations under the Contractual Agreements, then any such acts or inactions that conflict with the Contractual Agreements are invalid and, WFOE reserves the legal right to recover the losses thereby caused to WFOE.

(3) The Kindergarten of Liandu Foreign Languages School shall be deleted from the Annex I of the Original Business Cooperation Agreement.

2. The Parties agree that the Original Business Cooperation Agreement shall continue to be valid for all Parties except the Kindergarten of Liandu Foreign Languages School.

3. This Supplemental Agreement shall take effect immediately upon being executed by the Parties. This Supplemental Agreement shall be a part of the Original Business Cooperation Agreement. In case of any inconsistency between the Original Business Cooperation Agreement and this Supplemental Agreement, this Supplemental Agreement shall prevail.

4. The governing law and dispute resolution clauses of this Supplemental Agreement are the same as the Original Business Cooperation Agreement.

5. This Supplemental Agreement is drafted in Chinese language in seven counterparts, each of which shall be held each Party to this Agreement and has the same legal effect.

(Signature Pages Follow)

(This page is the Signature Page one (1) of the Supplemental Agreement of the Business Cooperation Agreement, and is left blank intentionally.)

Liandu Foreign Languages School (seal)

Signature of legal representative/authorized representative:

/s/

The Kindergarten of Liandu Foreign Languages School (seal)

Signature of legal representative/authorized representative:

/s/

Zhejiang Lishui Mengxiang Education Development Co., Ltd. (seal)

Signature of legal representative/authorized representative:

/s/

Zhejiang Mengxiang Consulting Service Co., Ltd. (seal)

Signature of legal representative/authorized representative:

/s/

(This page is the Signature Page two (2) of the Supplemental Agreement of the Business Cooperation Agreement, and is left blank intentionally.)

Ye Fen

/s/

Ye Fang

/s/

Ye Hong

/s/